UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2020

STEADFAST APARTMENT REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55428	36-4769184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18100 Von Karman Avenue

Suite 500

Irvine, California 92612

(Address of principal executive offices)

(949) 852-0700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

STAR Advisory Agreement

As previously disclosed in the Current Report on Form 8-K of Steadfast Apartment REIT, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on August 6, 2019 (the “August 2019 8-K”), concurrently with the execution of the Merger Agreements (as defined herein), the Company and Steadfast Apartment Advisor, LLC (“STAR Advisor”) entered into the Amended and Restated STAR Advisory Agreement (the “Amended STAR Advisory Agreement”), which was to become effective as of the effective time of the earlier of the SIR Merger or the STAR III Merger (each as defined herein, and together, the “Mergers”). The Amended STAR Advisory Agreement provided for, among other things, incentive and performance fees to be paid to STAR Advisor in certain circumstances.

The Merger Agreements each provide that if STAR Advisor requests to receive the New Convertible Shares (as defined herein) in lieu of the incentive and performance fees provided for in the Amended STAR Advisory Agreement, STAR Advisor and the Company shall amend the Amended STAR Advisory Agreement to remove the incentive and performance fees that STAR Advisor would have been entitled to under the Amended STAR Advisory Agreement. Prior to the consummation of either of the Mergers, STAR Advisor requested to receive the New Convertible Shares in exchange for the 1,000 shares of non-participating, non-voting convertible stock of STAR, par value $0.01 per share, (the “STAR Convertible Shares”) that STAR Advisor owned prior to the completion of the Mergers.

Accordingly, on March 5, 2020, the Company and STAR Advisor entered into the Amended and Restated STAR Advisory Agreement (the “A&R Advisory Agreement”), which became effective at the effective time of the Mergers, and the Amended STAR Advisory Agreement described above never took effect. The A&R Advisory Agreement, among other things, removes any incentive fees and performance fees that STAR Advisor would have been entitled to receive under the Amended STAR Advisory Agreement before its election to receive the New Convertible Shares.

The foregoing description of the A&R STAR Advisory Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R STAR Advisory Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Completion of SIR Merger

On August 5, 2019, the Company, Steadfast Income REIT, Inc. (“SIR”), Steadfast Apartment REIT Operating Partnership, L.P., the Company’s operating partnership (“STAR Operating Partnership”), Steadfast Income REIT Operating Partnership, L.P., the operating partnership of SIR, and SI Subsidiary, LLC, a wholly-owned subsidiary of the Company (“SIR Merger Sub”) entered into an Agreement and Plan of Merger (the “SIR Merger Agreement”).

As disclosed in SIR’s Current Report on Form 8-K filed with the SEC on March 3, 2020, the stockholders of SIR approved the SIR Merger contemplated by the SIR Merger Agreement at SIR’s Special Meeting of Stockholders on March 2, 2020.

On March 6, 2020, pursuant to the SIR Merger Agreement, SIR merged with and into SIR Merger Sub, with SIR Merger Sub surviving as a direct, wholly-owned subsidiary of the Company (the “SIR Merger”). At such time, in accordance with the applicable provisions of the Maryland General Corporation Law (the “MGCL”) and the Maryland Limited Liability Company Act, the separate existence of SIR ceased.

At the effective time of the SIR Merger, each issued and outstanding share of SIR’s common stock (or a fraction thereof), $0.01 par value per share, converted into 0.5934 shares of STAR’s common stock, $0.01 par value per share (the “STAR Common Stock”).

Completion of STAR III Merger

On August 5, 2019, the Company, Steadfast Apartment REIT III, Inc. (“STAR III”), STAR Operating Partnership, Steadfast Apartment REIT III Operating Partnership, L.P., the operating partnership of STAR III, and SIII Subsidiary, LLC, a wholly-owned subsidiary of the Company (“STAR III Merger Sub”), entered into an Agreement and Plan of Merger (the “STAR III Merger Agreement” and together with the SIR Merger Agreement, the “Merger Agreements”).

As disclosed in STAR III’s Current Report on Form 8-K filed with the SEC on March 3, 2020, the stockholders of STAR III approved the STAR III Merger contemplated by the STAR III Merger Agreement at STAR III’s Special Meeting of Stockholders on March 2, 2020.

On March 6, 2020, pursuant to the STAR III Merger Agreement, STAR III merged with and into STAR III Merger Sub, with STAR III Merger Sub surviving as a direct, wholly-owned subsidiary of the Company (the “STAR III Merger”). At such time, in accordance with the applicable provisions of the MGCL and the Maryland Limited Liability Company Act, the separate existence of STAR III ceased.

At the effective time of the STAR III Merger, each issued and outstanding share of STAR III’s common stock (or a fraction thereof), $0.01 par value per share, converted into 1.430 shares of STAR Common Stock.

Combined Company

The combined company after the Mergers (the “Combined Company”) retains the name “Steadfast Apartment REIT, Inc.” The Mergers are each intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended.

The descriptions of the Merger Agreements and the transactions contained in this Item 2.01 do not purport to be complete and are subject to and qualified in their entirety by reference to the SIR Merger Agreement and the STAR III Merger Agreement, copies of which are attached as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information required by Item 3.02 is included in Item 5.03 and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Directors.

Effective March 6, 2020, the board of directors of the Company (the “Board”) increased the size of the Board from five to seven directors and elected Ned W. Brines and Stephen R. Bowie as directors to fill the newly created vacancies on the Board, effective immediately. The Board determined that Messrs. Brines and Bowie are each an independent director. Mr. Brines previously served as an independent director of each of SIR and STAR III, and Mr. Bowie previously served as an independent director of STAR III. With the election of Messrs. Brines and Bowie, the Board now consists of seven members, five of whom are independent directors.

Messrs. Brines and Bowie will each serve as directors until the Company’s next annual meeting of stockholders and until his respective successor is duly elected and qualifies or until his earlier resignation or removal in accordance with the Company’s organizational documents and applicable law. As an independent director, each will receive the same compensation and reimbursement of expenses that the Company pays to each of its independent directors.

Each of Messrs. Brines and Bowie has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director, except that they have agreed to serve as directors of the Company. The Company is not aware of any family relationships among Messrs. Brines and Bowie and any directors or executive officers of the Company. Messrs. Brines and Bowie have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Pursuant to the Company’s independent directors’ compensation plan, the Company granted 3,333 shares of restricted common stock of the Company to Messrs. Brines and Bowie in connection with their initial election to the Board. The Company will grant 1,666 shares of restricted common stock of the Company in connection with Messrs. Brines’ and Bowie’s subsequent re-election, as applicable. The shares of restricted common stock of the Company granted pursuant to the independent directors’ compensation plan generally vest in four equal annual installments beginning on the date of grant and ending on the third anniversary of the date of grant; provided, however, that the restricted stock will become fully vested on the earlier to occur of: (1) the termination of the independent director’s service as a director due to his or her death or disability, or (2) a change in control of the Company.

Descriptions of Messrs. Brines’ and Bowie’s backgrounds are set forth below:

Ned W. Brines has served as one of the Company’s independent directors since March 2020. Mr. Brines previously served as an independent director of Steadfast Apartment REIT III, Inc. from January 2016 through the date of completion of the merger of Steadfast Apartment REIT III, Inc. with the Company. Mr. Brines also served as an independent director of Steadfast Income REIT, Inc. from October 2012 through the date of completion of the merger of Steadfast Income REIT, Inc. with the Company. Mr. Brines is presently the Director of Investments for Arnel & Affiliates where he oversees the management of the assets of a private family with significat and diversified holdings. From 2012 to 2016, Mr. Brines served as the Chief Investment Officer for the CitizenTrust Wealth Management and Trust division of Citizens Business Bank, where he was responsible for the investment management discipline, process, products and related sources. In addition, in September 2008 Mr. Brines founded Montelena Asset Management, a California based registered investment advisor firm, and currently serves as its Chief Investment Officer. From June 2010 to July 2012, Mr. Brines served as a portfolio manager for Andell Holdings, a private family office with significant and diversified holdings. From May 2001 to September 2008, Mr. Brines served as a Senior Vice President and senior portfolio manager with Provident Investment Counsel in Pasadena, managing its Small Cap Growth Fund with $1.6 billion in assets under management. Mr. Brines was with Roger Engemann & Associate in Pasadena from September 1994 to March 2001 where he served as both an analyst and portfolio manager for their mid cap mutual fund and large cap Private Client business as the firm grew from $3 billion to over $19 billion in assets under management. Mr. Brines earned a Master of Business Administration degree from the University of Southern California and a Bachelor of Science degree from San Diego State University. Mr. Brines also holds the Chartered Financial Analyst designation and is involved in various community activities including serving on the investment committee of City of Hope, as well as the Orange County Regional Counsel for San Diego State University.

Stephen R. Bowie has served as one of the Company’s independent directors since March 2020. Mr. Bowie previously served as an independent director of Steadfast Apartment REIT III, Inc. from January 2016 through the date of completion of the merger of Steadfast Apartment REIT III, Inc. with the Company. Mr. Bowie currently is a partner with Pacific Development Group, a position he has held since 1987, specializing in the development and management of neighborhood and community shopping centers throughout California, with a primary responsibility in the development of new projects. From 1979 to 1987, Mr. Bowie served as president of Bowie Development Company, Inc., a California corporation. In addition, since 2009 Mr. Bowie has served as an investor in, and an advisor to, Alta Equities, Inc., a company that invests in and rehabs single family residential properties in southern California. Mr. Bowie earned a Bachelor of Science degree in business administration from the University of Southern California. Mr. Bowie is a member of the International Council of Shopping Centers and a licensed real estate broker in California, and serves on multiple boards, including the Northrise University Initiative 501(c)(3) and the Northrise University Board of Trustees.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 5, 2020, the Company filed with the Maryland State Department of Assessments and Taxation articles supplementary (the “Articles Supplementary”) to the Company’s charter that reclassified 1,000 authorized but unissued shares of common stock of the Company, par value $0.01 per share, as shares of Class A non-participating, non-voting convertible stock, par value $0.01 per share (the “New Convertible Shares”), and set the terms of the New Convertible Shares. Except as otherwise detailed in the Articles Supplementary, the New Convertible Shares are non-voting and the holders of the shares of the New Convertible Shares are not entitled to receive dividends or other distributions. The New Convertible Shares will automatically convert into shares of the Company’s common stock if (1) the Company has made total distributions of money or other property of the Company, SIR and STAR III to their respective holders of common shares (with respect to SIR and STAR III, including in each case, distributions paid to SIR and STAR III stockholders prior to the closing of the Mergers) (collectively, the “Class A Distributions”) equal to the original issue price of the Company’s shares of common stock, shares of common stock of SIR and shares of common stock of STAR III (collectively, the “Common Equity”) plus an aggregate 6.0% cumulative, non-compounded, annual return on the original issue price of those shares, (2) the Company lists its common stock for trading on a national securities exchange or enters into a merger whereby holders of the Company’s common stock receive listed securities of another issuer or (3) the Company’s advisory agreement is terminated or not renewed (other than for “cause” as defined in the A&R Advisory Agreement), each referred to as a “Triggering Event.” Upon any of these Triggering Events, each share of New Convertible Shares will be converted into a number of shares of the Company’s common stock equal to 1/1000 of the quotient of (A) 15% of the amount, if any, by which (i) the “Class A Enterprise Value” (as defined in the Articles Supplementary) plus the aggregate value of the Class A Distributions (as defined in the Articles Supplementary) paid to date on the Common Equity exceeds (ii) the aggregate purchase price paid by stockholders for the Common Equity plus an aggregated 6.0% cumulative, non-compounded, annual return on the original issue price of the Common Equity as of the date of the Triggering Event, divided by (B) the Class A Enterprise Value divided by the number of the Company’s outstanding common shares on an as-converted basis as of the date of the Triggering Event. On March 6, 2020, the Company issued 1,000 New Convertible Shares to the STAR Advisor in exchange for the STAR Convertible Shares owned by the Advisor in reliance upon exemption from registration requirements under Section 4(a)(2) under the Securities Act of 1933, as amended.

The foregoing summary of the Articles Supplementary does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

Press Release

On March 6, 2020, the Company issued a press release announcing the completion of the Mergers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 8.01 Other Events.

Share Repurchase Plan

On March 3, 2020, the Board approved the Second Amended and Restated Share Repurchase Plan for the Combined Company following the Mergers (the “SRP”). The Board (1) limited the amount of shares repurchased pursuant to the SRP each quarter to $4,000,000 and (2) set the repurchase price in all instances (including death and disability) to an amount equal to 93% of the most recent publicly disclosed estimated value per share as determined by the Board (the “Estimated Value Per Share”). The $4,000,000 quarterly limit and the repurchase price of 93% of the Estimated Value Per Share will take effect upon 30 days’ from the filing of this Current Report on Form 8-K, and will be in effect on the repurchase date (as defined in the SRP) at the end of April 2020 with respect to repurchases for the fiscal quarter ending March 31, 2020 (“First Quarter Repurchases”); provided, however, that the Company will continue to limit First Quarter Repurchases to death and disability only. The SRP will be open to all repurchase requests beginning in the second fiscal quarter of 2020. The SRP also allows the Company to process repurchases in the event of an involuntary exigent circumstance of a stockholder, as determined in the Board’s sole discretion.

Further, the SRP provides that in the event the Company is unable to process all repurchases requests in any quarter, pending requests will be honored among all requests for redemptions in any given repurchase period as follows: (i) first, pro rata as to repurchases sought upon a stockholder’s death or disability; (ii) next, pro rata as to repurchases to stockholders who demonstrate, in the sole discretion of the Board, an involuntary exigent circumstance; and (iii) next, pro rata as to other repurchase requests.

For purposes of determining whether any former SIR or STAR III stockholder qualifies for participation under the SRP, former SIR and STAR III stockholders will receive full credit for the time they held SIR or STAR III common stock prior to the closing of the Mergers.

The foregoing description of the SRP does not purport to be complete and is subject to, and qualified by its entirety by, the SRP that is filed as Exhibit 99.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Assumed Debt

On March 6, 2020, upon consummation of the Mergers, the Company assumed all of STAR’s III and SIR’s obligations under outstanding mortgage loans securing the properties listed below. These loans are not material obligations of the Company. Below is a summary of the assumed loans:

Property	Principal Balance (1/31/20)	Loan Maturity	Loan Interest Rate - FIXED	Loan Interest Rate - VARIABLE
Clarion Park Apartments	$12,000,000	8/1/2028	4.33%
Spring Creek Apartments	$17,335,000	1/1/2025	3.94%
Hilliard Park Apartments	$12,113,846	10/1/2022	3.62%
Sycamore Terrace Apartments	$23,067,000	10/1/2029	3.62%
Hilliard Summit Apartments	$14,663,515	10/1/2022	3.56%
Forty 57 Apartments	$34,776,314	1/1/2023	3.73%
Riverford Crossing Apartments	$19,799,204	1/1/2023	3.78%
Hilliard Grand Apartments	$28,105,929	10/1/2056	3.28%
Montecito Apartments	$18,900,000	11/1/2029	3.715%
Deep Deuce at Bricktown	$32,250,000	4/1/2028	4.29%
Retreat at Quail North	$16,137,846	10/1/2056	3.19%
Tapestry Park Apartments	$48,750,000	10/1/2029	3.66%
Villas at Huffmeister	$27,440,000	10/1/2029	3.56%
Villas of Kingwood	$34,877,000	10/1/2029	3.56%
Carrington Park at Huffmeister	$19,670,000	6/1/2028	4.60%

Heritage Grand Sienna Plantation	$16,699,597	9/1/2056	3.26%
Reserve at Creekside	$15,000,000	10/1/2029	3.57%
Oak Crossing Apartments	$20,512,000	6/1/2028	4.61%
Double Creek Flats	$22,050,000	6/1/2029	4.63%
Jefferson at Perimeter Apartments	$73,800,000	10/1/2029	3.48%
Bristol Village Apartments	$34,331,000	6/1/2029	3.73%
Canyon Resort at Great Hills Apartments	$31,710,000	1/1/2027		LIBOR + 2.31%
Reflections on Sweetwater Apartments	$30,265,000	6/1/2029	3.73%
The Pointe at Vista Ridge Apartments	$30,265,000	6/1/2029	3.82%
Belmar Villas	$47,112,000	8/1/2024	3.91%
Ansley at Princeton Lakes	$32,360,000	9/1/2027		LIBOR + 2.20%
Sugar Mill Apartments	$24,797,000	1/1/2025	3.92%
Avery Point Apartments	$31,220,000	1/1/2025	3.82%
Cottage Trails at Culpepper Landing	$21,545,000	6/1/2028	4.66%

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the audited financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report is required to be filed.

(b)	Pro Forma Financial Information.

As permitted by Item 9.01(a)(4) of Form 8-K, the pro forma financial information required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 5, 2019, by and among Steadfast Apartment REIT, Inc., Steadfast Apartment REIT Operating Partnership, L.P., SI Subsidiary, LLC, Steadfast Income REIT, Inc. and Steadfast Income REIT Operating Partnership, L.P. (included as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on August 6, 2019, and incorporated herein by reference).

2.2	Agreement and Plan of Merger, dated as of August 5, 2019, by and among Steadfast Apartment REIT, Inc., Steadfast Apartment REIT Operating Partnership, L.P., SIII Subsidiary, LLC, Steadfast Apartment REIT III, Inc. and Steadfast Apartment REIT III Operating Partnership, L.P. (included as Exhibit 2.2 to the Registrant’s Current Report on Form 8-K filed with the SEC on August 6, 2019, and incorporated herein by reference).

3.1	Articles Supplementary of Steadfast Apartment REIT, Inc.

10.1	Amended and Restated STAR Advisory Agreement, dated as of March 5, 2020, by and between Steadfast Apartment REIT, Inc. and Steadfast Apartment Advisor, LLC.

99.1	Press Release

99.2	Share Repurchase Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Dated: March 6, 2020	By:	/s/ Kevin Keating
	Name:	Kevin Keating
	Title:	Chief Financial Officer and Treasurer